SHARE PURCHASE AGREEMENT

THIS AGREEMENT dated for reference May 1, 1997

BETWEEN:

                  PENSBREIGH HOLDINGS LTD., Chancery House, High Street, Bridgetown, Barbados, West Indies

                  (the "Seller")

AND:

                  PROMAX COMMUNICATIONS INC., 1200 - 1185 West Georgia Street, Vancouver, British Columbia, V6E-4E6

                  (the "Buyer")


WITNESSES THAT WHEREAS:

(A) As of the reference date of this Agreement, the Seller controls all of the 300 issued and outstanding common shares (the "Shares") in the capital of Servicios de Telecomunicaciones S.A. ("SETESA");

(B) SETESA has obtained a concession from the Bolivian Government, permitting SETESA to install and operate a remote pager service throughout Bolivia; and

(C) The Seller has represented to the Buyer that it is duly authorized to sell the Shares and has agreed to sell to the Buyer and the Buyer has agreed to buy from the Seller all of the Shares upon and subject to the terms and conditions set out in this Agreement;

NOW THEREFORE in consideration of the payment of $20,000 by the Buyer to the Seller (the receipt and sufficiency of which is acknowledged) and in consideration of the covenants and agreements herein contained, the parties hereto covenant and agree as follows:

                                                      PART 1

                                          DEFINITIONS AND INTERPRETATIONS

Definitions

1.1 In this Agreement, the following terms shall have the meanings set out below unless the context clearly requires otherwise: (a) "Agreement" means this Agreement, including the Schedules attached to this Agreement;

(b)
"Business" means the remote pager service business carried in Bolivia by SETESA under authority of the Concession (as that term is defined below); (c) "Closing Date" means the day of execution of this Agreement, or such other date as is agreed in writing among the Seller and the Buyer; (d) "Concession" means the Concession Contract for the Operation of a Public Telecommunications Network and for the Rendering of a Beeper Mobile Service, dated July 24, 1996, between SETESA and the Superintendencia (as that term is defined below) and attached hereto as Schedule 1, which permits SETESA to operate a remote pager service throughout Bolivia using the UHF frequencies of 931.4375 Mhz and 931.9375 Mhz;
(e) "Encumbrances" means any mortgage, charge, pledge, hypothecation, security interest, lien, encroachment, covenant, condition, right of re-entry, lease, licence, assignment, option or claim or any other encumbrance or title defect of whatsoever nature or kind regardless of form, whether or not registered or registerable  and  whether or not  consensual  or arising at law  (statutory  or otherwise), including rights of creditors under bankruptcy or insolvency legislation; (f) "Financial Statements" means those audited financial statements of SETESA dated December 31, 1996 and the interim unaudited financial statements of SETESA dated March 31, 1997, and attached hereto as Schedule 2; (g) "Liabilities" means those liabilities set out in the Financial Statements; (h) "Parties" means the parties to this Agreement as set out above; (i) "Promax Shares" means the 390,000 post-consolidation Class "A" common shares of the Buyer; (j) "Promax Trustee" means the party described in Section 3.5 hereof who will
hold in trust the Promax Shares under the terms and  conditions  set out herein;
(k) "Purchase Price" means $150,000 (USD) and the Promax Shares; (l) "SETESA" means Servicios de Telecomunicaciones S.A.; (m) "Shares" means all of the shares in the capital of SETESA more particularly described herein; and (n) "Superintendencia" means the Superintendencia de Telecomunicaciones of Bolivia.

Interpretation 1.2 In this Agreement,  except as otherwise  expressly  provided:

(a) a reference to a designated Part, paragraph, sub-paragraph or Schedule is a reference to the designated Part, paragraph, sub-paragraph or Schedule of this Agreement; (b) the words "herein", "hereof', "hereunder" and other similar words refer to this Agreement as a whole and not to any particular Part, paragraph, subparagraph or Schedule; (c) the headings are for convenience only and do not form a part of this Agreement and are not intended to interpret, define, or limit the scope, extent or intent of this Agreement or any provision hereof; (d) words importing the masculine gender include the feminine or neuter, words in the singular include the plural, words importing a corporate entity include individuals, and vice versa; (e) any accounting term not otherwise defined in this Agreement has the meaning assigned to it in accordance with generally accepted accounting principles applicable in Bolivia; (f) any monetary amount referred to in this Agreement is in United States funds; (g) any term defined within the text of this Agreement has the meaning given to that term in the text of the Agreement; (h) where applicable, the Spanish versions of the Schedules attached hereto are the authoritative versions of those Schedules, and the English translations of the Spanish versions of certain Schedules have been prepared and attached for convenience only; and (i) a reference to a notice, approval, authorization or consent means a written notice, approval, authorization or consent. Schedules 1.3 The following Schedules are incorporated into and form an integral part of this Agreement:

              SCHEDULE             DESCRIPTION

                  1        Concession Agreement
                  2        Audited Financial Statements as of December 31, 1996
                            and unaudited
                         Interim Financial Statements as of March 31, 1997
                  3                Intellectual Property

                                                      PART 2

                                                 PURCHASE AND SALE

Purchase and Sale

2.1 Subject to the terms and conditions hereof, the Seller hereby sells to the Buyer and the Buyer hereby purchases from the Seller the Shares for a total purchase price of $150,000 (USD) plus the allotment and issuance as fully paid and non-assessable Promax Shares (the "Purchase Price"). Payment of Purchase Price 2.2 The Buyer has paid and the Seller has acknowledged receipt of $20,000
(USD) of the Purchase Price which, notwithstanding anything to the contrary herein the parties agree is non-refundable, and the Buyer will pay the Purchase Price to the Seller on the following basis: (a) on execution hereof, (i) $30,000
(USD), (ii) the Promax Shares, 350,000 of the Promax Shares legended as non-transferable for two years from the Closing Date and 40,000 of the Promax Shares legended as non-transferable for one year from the Closing Date will be allotted and issued to the Seller which will be placed in escrow with the Promax Trustee pursuant to the terms and conditions set forth in Part 3, (b) 60 days after execution hereof, $50,000 (USD); and (c) 90 days after execution hereof, $50,000(USD). Closing Deliveries 2.3 On execution hereof the Seller shall deliver to the Buyer or its Bolivian legal counsel the following: (a) a letter of direction to Ossio Abogados providing irrevocable instructions to release the certificates representing the Shares to Buyer's Bolivian counsel together with share transfer deeds that, upon receipt of the Superintendencia's consent described in Section 4.1 hereof, will cause the Shares to be transferred to the Buyer
and provide the Buyer certificates representing the Shares duly registered in the name of the Buyer, except for one share which will be registered in the name of Mario Bonino, in trust; and (b) within 45 days after execution hereof, to the Buyer, a legal opinion of licensed Bolivian legal counsel confirming that: (i) the Shares have been duly issued, validly transferred to the Buyer and represent
the   only   outstanding   shares   in  the   capital   of   SETESA;

 (ii) the Superintendencia's consent described in Section 4.1 hereof has been obtained;

(iii) that the Buyer's representatives (described in Section13.1)have been duly appointed as directors of SETESA and constitute a majority of the board of its directors; and
(iv) legal counsel has examined the corporate records of SETESA and confirms that SETESA is in compliance with the terms and warranties of this Agreement.

                                                      PART 3

                                                      ESCROW

Promax Trustee
3.1 The parties agree that the Buyer will cause to be placed in trust with the law firm of Godinho, Sinclair (the "Promax Trustee") the Promax Shares to be held by the Promax Trustee until the Buyer has received the Superintendencia's consent described in Section 4.1 hereof, and the Shares and the opinion referred to in Section 2.3(b). The Promax Trustee shall provide written confirmation on execution hereof that it is in possession of the Promax Shares and that it will deal with them in accordance with the terms of this Agreement. Delivery/Dispute Notice 3.2 On delivery of all Shares registered in the Buyer's name, together with the opinion referred to in Section 2.3(b) and the consent of the Superintendencia's described in Section 4.1, the Promax Trustee shall thereupon deliver the Promax Shares to the Seller and the Shares to the Buyer. If the Shares are not delivered to the Buyer as contemplated herein together with the opinion free of any conditions within one year of the Promax Shares being placed in escrow with the Promax Trustee, then the Promax Trustee may either continue to hold the Promax Shares or pay the Promax Shares into a Court of competent jurisdiction pending a judicial outcome of any dispute between the Buyer and Seller. Seller May Vote Shares 3.3 Notwithstanding that the Promax Shares have been placed in escrow with the Promax Trustee pending delivery of the Shares by the Seller, the Seller shall be entitled to all voting rights with respect to such Promax Shares.

                                                      PART 4

                                          CONSENT OF THE SUPERINTENDENCIA

Seller to Obtain Consent

4.1 The Seller will use its best efforts to obtain the consent of the Superintendencia to the sale of the Shares to the Buyer immediately after execution hereof. If the Seller has been unable to obtain the consent of the Superintendencia within 45 days of the date of execution hereof, this Agreement may be terminated at the Buyer's option, all obligations of the Buyer hereunder will end, and any payments made by the Buyer, other than the initial $20,000 payment, will be returned to the Buyer and the Shares and transfer deeds will be returned to the Seller.

                                                      PART 5

                                                      CLOSING

Closing
5.1 The closing of the transactions contemplated hereunder will occur at the Buyer's office noted on page one and will be deemed to have been completed upon the execution hereof by both parties, the payment by the Buyer of the initial $30,000 to the Seller referred to in Section 2.1 and the provision by the Seller to the Buyer of the written direction and the Promax Trustee's letter referred to in Section 2.3 and Section 3.1 respectively. Receipt
Acknowledged 5.2 The Seller acknowledges delivery and receipt of the initial $20,000 paid by the Buyer to the Seller as well as the $30,000 paid on execution of this Agreement pursuant to Section 2.2(a) as of the date hereof. Due Diligence 5.3 The Buyer hereby acknowledges that it has completed to its satisfaction a due diligence review of SETESA.

                                                      PART 6

                                      SELLER'S REPRESENTATIONS AND WARRANTIES

The Seller represents and warrants to the Buyer as follows and acknowledges that the Buyer is relying on the representations and warranties of the Seller in entering into this Agreement and completing the purchase of the Shares:
Share Capital

6.1 (a) Share Capital - The authorized share capital of SETESA consists of 1,000 common shares, of which 300 shares have been duly and validly authorized, allotted and issued as outstanding and fully-paid and non-assessable shares; (b) Title to Shares - The Seller has all requisite authority to sell the Shares and is the beneficial owner of all of the Shares, with good and marketable title thereto, free and clear of all liens, charges and Encumbrances; (c) Rights to Acquire Securities - No person has any agreement, option, right or privilege (whether by law, pre-emptive or contractual), present or future, contingent or absolute, or capable of becoming an agreement, option, right or privilege: (i) to require SETESA to issue or allot any further shares in its capital or any other security convertible or exchangeable into shares in its capital or to convert or exchange any securities into or for shares in the capital of SETESA;

(ii) to require SETESA to purchase, redeem or otherwise acquire any of the issued and outstanding Shares in SETESA's capital; or (iii) to purchase or otherwise acquire any Shares in the capital of SETESA; and (d) No Commissions Payable - there are and will be no commissions payable by the Seller or SETESA to any person as a result of the completion of the transactions contemplated under this Agreement. Corporate Status and Authority 6.2 (a) Corporate Status - SETESA is duly incorporated, validly existing and in good standing under the laws in force in Bolivia; (b) Corporate Authority - SETESA has all requisite power, authority and capacity to carry on the Business as presently conducted by it and to own and use its assets; (c) Business Activities - SETESA carries on business in Bolivia, does not carry on any business in any other jurisdiction and does not carry on any business other than the Business; (d) Amendments to Memorandum or Articles - SETESA has not made any amendments to its constating documents other than those that have been filed with the appropriate Bolivian authorities as of the reference date of this Agreement;

 (e) No  Subsidiaries -
SETESA has no subsidiaries and does not own any shares, and is not a party to any agreements of any nature to acquire any shares, in any other corporations or entities and is not a party to any agreements to acquire or lease any other business operations; and (f) Corporate Records - The corporate records and minute books of SETESA reflect, in all material respects, all proceedings of the directors and shareholders of SETESA, and include minutes of all meetings of its directors and shareholders, resolutions passed by the directors and shareholders, and up-to-date and accurate shareholder, director and transfer registers.

Assets

6.3 (a) Ownership - SETESA has good and marketable title to all of its assets free and clear of all Encumbrances other than the Liabilities; (b) Equipment Leases - As of the reference date of this Agreement SETESA has no leased assets;
(c) Condition of Assets - SETESA does not own any tangible assets; (d) Intellectual Property - All of the intellectual property owned by SETESA including, without limitation, all trade-marks, trade-names and copyrights, is set forth in Schedule 3 to this Agreement (the "Intellectual Property"). Except as set out in Schedule 3, SETESA is not the registered owner or registered user of any other trade-marks or trade-names. To the best of the Seller' knowledge, the Business does not infringe upon the trademarks, trade-names or other intellectual property of any other person, firm or corporation and SETESA has the full right and authority to utilize the Intellectual Property used by it in the conduct of the Business; (e) Real Property - As of the reference date of this Agreement SETESA owns no real property; and (f) Leased Premises - As of the reference date of this Agreement SETESA leases no premises or other real property.

Business Operations

6.4      (a)      Business - The sole business of SETESA is the Business;

(b) Operating Authorities - SETESA has acquired and currently holds the Concession and all other necessary and required permits, licenses consents, authorizations, approvals, certificates or other similar documents granted by or entered into with any governmental or regulatory authority in connection with SETESA's assets or the carrying on of the Business (collectively, the "Permits"). Each Permit is in full force and effect and there are no unwritten agreements or arrangements relating to the Permits. SETESA's interests in the Permits are free and clear of all Encumbrances other than the Liabilities. SETESA has not previously assigned the Permits or its interests in the Permits. SETESA is not in breach of any of the terms of the Permits and no event or condition has occurred which could give rise to the cancellation or termination of any of the Permits or the inability of SETESA to exercise any of its rights under the Permits;

(c) Compliance with Laws - SETESA is conducting the Business in compliance with the terms of the Concession and all other applicable laws and regulations and is not in default of any such laws or regulations. To the best of the Seller' knowledge, after due enquiry, there are no work or other similar orders issued by any Bolivia governmental authority that are outstanding against SETESA; and (d) Material Contracts - SETESA is not a party to or bound by any material agreement or material commitment of any kind with any person, firm or corporation other than the Concession. SETESA has not entered into any contract, commitment or agreement, whether written or oral, which could materially impair the value of the Business or assets or the transactions contemplated under this Agreement.

Financial Matters

6.5 (a) Books and Records - The books and records of SETESA fairly and correctly set out and disclose in all material respects the financial position of SETESA and contain an accurate recording of all financial transactions of SETESA; (b) Financial Statements - The Financial Statements have been prepared on a basis consistent with previous financial statements of SETESA and present fairly, in all material respects, the financial position of SETESA as at 31 December 1996;
(c) No Material Change - Since 31 December 1996 until the reference date of this Agreement, there has been no change in the operations, affairs, assets or liabilities of SETESA which has materially adversely affected or which will materially adversely affect SETESA, except for general economic conditions affecting the industry in which SETESA operates; (d) Liabilities - SETESA has no liabilities (direct, indirect, contingent or otherwise) other than the Liabilities; (e) Loans and Credit Facilities - As of the reference date of this Agreement, SETESA does not have any loans (to or from any shareholders or otherwise), operating lines of credit or other credit facilities or any bonds, debentures, mortgages, notes or other similar indebtedness outstanding except for those included as part of the Liabilities. SETESA is not obliged to create or issue any bonds, debentures, mortgages, notes or other similar indebtedness;
(f) Receivables - As of the reference date of this Agreement SETESA has no accounts receivable; (g) Guarantees/Indemnities - SETESA has not guaranteed or indemnified (or agreed to guarantee or indemnify) or entered into any other like commitment in respect of any debt, liability or other obligation of any person;
(h) Insurance Policies - As of the reference date of this Agreement SETESA has no insurance policies relating to any of its assets;

(i) Taxes, Tax Returns and
Other Reports - All tax returns and other reports of SETESA required by law to be filed prior to the reference date of this Agreement have been filed with the appropriate authorities and are true, complete and correct in every material respect. All applicable income and other taxes, levies, assessments and other governmental charges (collectively, the "Taxes") relating to the Shares and the Business required to be paid prior to the time of closing on the Closing Date have been, or will be, paid in full and SETESA has no liability, contingent or otherwise, for any Taxes except Taxes not yet due and payable for the current fiscal year of SETESA; (j) Adverse Tax Proceedings - There are no actions, suits, proceedings, investigations or claims by any governmental authority pending or threatened against SETESA relating to Taxes; and (k) Deductions/Remittances - SETESA has withheld and remitted all amounts required to be withheld and remitted by it and it has paid such amounts including any penalties or interest due to the appropriate authorities on a timely basis and in the form required by such authorities.

Employee Matters

6.6 (a) No Employees - As of the date of this Agreement SETESA has no employees. SETESA is not party to any oral or written consulting contract, management contract, labour services contract, collective agreement, union contract or other similar agreement for the services of a particular individual or group of individuals; and (b) Employee Claims - From the start of operations of SETESA on 22 July 1992 until the reference date of this Agreement, no person has made any private claim against SETESA for wrongful dismissal, nor are any persons owed any compensation by SETESA under the employment laws of Bolivia.

Litigation and Claims

6.7 (a) Judgments - There are no outstanding judgments, decrees, orders, rulings or injunctions by or against or otherwise involving the Shares, SETESA or the assets of SETESA; (b) Litigation - There are no claims, actions, suits, litigation, legal proceedings, arbitration proceedings, or administrative or governmental proceedings pending, or to the best of the Seller' knowledge threatened, against the Shares, SETESA, the assets of SETESA or the Business before or by any governmental agency, domestic or foreign; and (c) No Bankruptcy or Dissolution - No actions have been taken or authorized by SETESA, the Seller or any other person to initiate any proceedings for or in respect of the bankruptcy, insolvency, liquidation, dissolution or winding-up of SETESA.

Effect of this Transaction

6.8 (a) No Adverse Implications - Subject to receiving the consent of the Superintendencia for the sale of the Shares to the Buyer as required under Part 5, the making of this Agreement and the completion of the transactions contemplated hereunder and the performance of and compliance with the terms hereof does not and will not: (i) conflict with or result in a breach of or violate any of the terms, conditions or provisions of the constating documents of SETESA; (ii) conflict with or result in a breach of or violate any of the terms, conditions or provisions of any law, judgment, order, injunction, decree, regulation or ruling of any court or governmental authority, domestic or foreign, to which either of SETESA or any of the Seller is subject or constitute or result in a default under any contract to which SETESA or the Seller is a party; (iii) give to any person any remedy, cause of action, right of termination, cancellation or acceleration, right to or to enforce security, or suspension or reduction of benefits under any contract or give any person the right to accelerate the maturity for the payment by SETESA of any amount payable by it; (iv) give to the Bolivian Government or governmental authority including any governmental department, commission, bureau, board or administrative agency any right of termination, cancellation or suspension of, or constitute a breach of or result in a default or reduction of benefits under any permit, license, consent, authorization, approval, privilege or other concession held by SETESA; or (v) result in the creation of Encumbrances on the Business.

Seller's Status

6.9               The Seller represents further that it:

(a) is duly incorporated and validly subsisting under the laws of Barbados; (b) has all necessary corporate power and has taken all necessary proceedings to authorize this Agreement and to convey the Shares to the Buyer; (c) has duly executed and delivered this Agreement as a binding obligation of the Seller, enforceable in accordance with its terms; and (d) the execution and delivery of this Agreement, the consummation of the transactions contemplated hereby, and the due observance and performance by the Seller of its obligations contained in this Agreement will not conflict with or result in a breach or a violation of any of the terms, conditions or provisions of any law, judgement, order, injunction, decree, regulation or ruling of any court or other governmental authority, domestic or foreign, to which the Seller is subject, nor constitute or result in a default under any agreement, contract, or commitment to which the Seller is a party or by which the Seller is bound, or to which the Seller is subject.

                                                      PART 7

                                      BUYER'S REPRESENTATIONS AND WARRANTIES

The Buyer represents and warrants to the Seller as follows and acknowledges that the Seller is relying on those representations and warranties in entering into this Agreement and in concluding the purchase and sale of the Shares: (a) Corporate Status - The Buyer is duly incorporated and validly existing and in good standing under the laws in force in British Columbia. (b) Corporate Authority - The Buyer has all requisite power, authority and capacity to acquire the Shares pursuant to this Agreement. (c) Authorization of this Agreement - This Agreement has been duly authorized, executed and delivered by the Buyer and is a valid and binding obligation of the Buyer enforceable against it in accordance with its terms; (d) Effect of the Agreement - The execution and delivery of this Agreement, the consummation of the transactions contemplated hereby, and the due observance and performance by the Buyer of its obligations contained in this Agreement will not conflict with or result in a breach or a violation of any of the terms, conditions or provisions of any law, judgement, order, injunction, decree, regulation or ruling of any court or other governmental authority, domestic or foreign, to which the Buyer is subject, nor constitute or result in a default under any agreement, contract, or commitment to which the Buyer is a party or by which the Buyer is bound, or to which the Buyer is subject.


                                                      PART 8

                                                     COVENANTS

Access to the Company

8.1 Following the date of execution of this Agreement, the Seller will cause SETESA to afford to the Buyer and its authorized representatives access during normal business hours to all properties, books, contracts, commitments and records of SETESA and to furnish such copies thereof and other information as the Buyer may reasonably request, and to permit the Buyer and its authorized representatives to make such audit of the books of account of SETESA and physical verification of the assets of SETESA as the Buyer may reasonably see fit. At the request of the Buyer, the Seller will cause SETESA to execute such consents, authorizations and directions as may be necessary to permit any inspection of any its property or to enable the Buyer or its authorized representatives to obtain full access to all files and records relating to the Business or SETESA's assets maintained by governmental or other public authorities in Bolivia. The exercise of any rights of inspection by or on behalf of the Buyer under this paragraph will not mitigate or otherwise affect the representations and warranties of the Seller hereunder, which will continue in full force and effect.

Conduct Business in the Ordinary Course

8.2 Between the date of execution of this Agreement and until the Buyer receives the Shares and the opinion in Section 2.3(b), the Seller and Buyer will: (a) cause SETESA to conduct the Business diligently and only in the ordinary course and in a manner consistent with past practice; (b) preserve and maintain the goodwill of SETESA and the Business; (c) permit and arrange for representatives of the Buyer to meet with senior managers employed by SETESA from time to time for the purposes of keeping informed as to the current status of the Business;
(d) not permit SETESA to change its accounting practices, procedures or methods;
(e) not permit SETESA to enter into any contract or commitment other than in the ordinary course of business; (f) not permit SETESA to incur any capital expenditures; (g) not permit SETESA to issue any shares in its capital or other securities; (h) not permit SETESA to amend or vary or agree to amend or vary any of the terms of the Concession or any other Permit, license, consent, authorization, approval or privilege held by it except in the ordinary course of business or with the consent of the Buyer; (i) not permit SETESA to declare or pay any dividends or other distributions on any class or kind of its shares except as may be necessary to achieve the financial result contemplated by the Financial Statements; (j) not permit SETESA to repurchase or redeem any of its shares or reduce its capital in any way; (k) not make any material change to the compensation paid to any employee or pay or agree to pay any bonus to or enter into any agreement with any salaried employee, officer or director of SETESA which would affect either the payment or the period of notice to which they would be entitled in the event of termination.

No Payments

8.3 Between the date of execution of this Agreement and the time of closing on the Closing Date, the Seller will not permit SETESA to make or agree to make any payment to any director, officer, employee or agent of the company except in the ordinary course of the Business and at the regular rates of salary and commission for such person.

Superintendencia's Consent

8.4 To obtain the consent contemplated under Part 4, the Seller will use its best efforts to obtain the consent of the Superintendencia, immediately after execution hereof and Buyer will use its best efforts to provide any documentation that may be required from them to obtain the said consent within 15 days of execution of this Agreement.

Transfer of Technology

8.5 Following the closing of the transactions contemplated under this Agreement, the Buyer will use commercially reasonable efforts to transfer appropriate technology to SETESA in order to allow SETESA to expand and develop the Business.


                                                      PART 9

                                                    NON-MERGER

Representations, Warranties, Covenants and Agreements to Survive

9.1 The representations, warranties, covenants and agreements of the Parties contained herein and those contained in the documents and instruments delivered pursuant to this Agreement will be true at and as of the time of closing on the Closing Date as though made at the time of closing on the Closing Date and will survive the closing and, notwithstanding the completion of the transactions herein contemplated, will remain in full force and effect for a period of one year after the execution hereof.


                                                      PART 10

                                                SELLER'S INDEMNITY

Indemnity of the Seller

10.1 Subject to the terms and conditions of this Agreement, the Seller will indemnify and save harmless the Buyer from any loss, damages, liabilities, expenses, costs or claims whatsoever which may be incurred or suffered by the Buyer as a result of or in connection with:

(a) any representations and warranties of the Seller contained in this Agreement which are untrue and any covenants of the Seller which are unfulfilled; and

 (b)
any liabilities of SETESA attributable to the conduct of SETESA up to the date first above written and any acts or omissions of the SETESA, its directors, officers, employees and agents, whether or not negligent and which have not otherwise been disclosed to the Buyer pursuant to this Agreement.

The indemnity provided for under this paragraph shall survive for a period of two years following the Closing Date.


                                                      PART 11

                                                  NON-COMPETITION

Non-Competition by the Seller

11.1 The Seller covenants on behalf of itself and any prior shareholders of SETESA and prior or current principals of SETESA that it, any prior shareholder of SETESA and prior and current principals of SETESA will not, for a period of one year from the Closing Date, either alone or in partnership or in conjunction with any other person, firm, association, corporation or other entity as principal, agent, shareholder, partner, investor, consultant, advisor or in any other capacity, directly or indirectly, carry on, be engaged in, concerned with or interested in any business which is the same as, substantially similar to or competitive with the Business.


                                                      PART 12

                                               CONDITIONS PRECEDENT

Conditions of Closing in Favour of the Buyer

12.1 The obligation of the Buyer to complete the purchase of the Shares is subject to the fulfilment of each of the following conditions at the times stipulated, which conditions are for the exclusive benefit of the Buyer: (a) Satisfactory Completion of Due Diligence - satisfactory completion of its due diligence as provided for under Part 4; (b) Representations and Warranties - the representations and warranties of the Seller contained in this Agreement will be true and correct at and as of the time of closing on the Closing Date with the same force and effect as if those representations and warranties were made at and as of the time of closing on the Closing Date; (c) Covenants - all of the covenants, agreements and obligations hereunder on the part of the Seller to be performed or complied with at or prior to the Closing Date, including the Seller' obligation to deliver the documents and instruments herein provided for, will have been performed and complied with as at the time of closing on the Closing Date;

 (d) No Liabilities - SETESA will have no debts, liabilities or contractual commitments other than the Liabilities; (e) Financial Condition - The financial condition of SETESA at and as of the time of closing on the Closing Date shall be substantially as set out in the Financial Statements, and the Seller shall have provided to the Buyer a certificate of one of the current directors of SETESA to that effect, dated as of the Closing Date; (f) Damage - no substantial damage to any of the assets of SETESA will have occurred from the date of execution of this Agreement to the time of closing on the Closing Date;
(g) No Material Adverse Change - there will have been no material change in the condition of the assets of SETESA or the Business, including the prospects thereof, from the date of execution of this Agreement to the time of closing on the Closing Date; (h) Consent of the Superintendencia - the Seller will have delivered to the Buyer within 30 days of the time that Buyer provides the required documentation to Seller for the application for the consent of the Superintendencia required to be obtained by the Seller under Part 4, and it will not be subject to any conditions or terms that are unacceptable to the Buyer, acting reasonably and in good faith; (i) Injunctions, etc. - at the time of closing on the Closing Date no action or proceeding at law or in equity will be pending or threatened by any person and no injunction or restraining order will be in effect to enjoin or prohibit: (i) the purchase and sale of the Shares contemplated hereby or the right of the Buyer to own the Shares; or (ii) the right of SETESA to carry on the Business in the normal course; and (j)
Directorships - the directors and officers of SETESA will resign as of the Closing Date and will be replaced by the following representatives of the Buyer:

Name                                   Office                              Resigning                  Appointed
------------------------------         -------------------------  -------  ------------------         ---------------------
Mario Bonino                                                                                          May 1, 1997
Steven Sinn                            President                                                      May 1, 1997
Minaz Devji                            Secretary                                                      May 1, 1997

Failure to Fulfil Conditions
12.2 The conditions set forth in Section 13.1 are for the exclusive benefit of the Buyer. If any of the conditions contained in Section 13.1 are not performed or fulfilled at or prior to the times stipulated in Section 13.1, then the Buyer may, by notice to the Seller, terminate this Agreement and, subject to the exception set out below and the other applicable terms of this Agreement, in that event the Buyer will be released from all obligations under this Agreement and, unless the Buyer can show that the condition or conditions for the non-performance of which the Buyer has terminated the Agreement are reasonably capable of being performed or caused to be performed by the Seller, the Seller will also be released from all obligations under this Agreement. Should the Buyer terminate this Agreement in accordance with this Section 13.2 the Purchase Price, and any interest accrued thereon, will be returned to the Purchaser in accordance with Section 2.3. Termination by the Buyer pursuant to this Section13.2 will be without prejudice to the right of the Buyer to recover damages for any misrepresentation, breach of warranty or non-fulfilment of any covenant or agreement on the part of the Seller or any of them that arose prior to the termination. Alternatively, subject to the other applicable terms of this Agreement, the Buyer may elect to waive compliance with any such condition in whole or in part without prejudice to any of its rights of termination in the event of non- performance of any other condition, obligation or covenant in this Agreement.

Conditions of Closing in Favour of the Seller

12.3 The obligation of the Seller to complete the sale of the Shares is subject to the fulfilment by the Buyer of each of the following conditions at the times stipulated, which conditions are for the exclusive benefit of the Seller: (a) Representations and Warranties - The representations and warranties of the Buyer contained in this Agreement will be true and correct at and as of the time of closing on the Closing Date with the same force and effect as if those representations and warranties were made at and as of the time of closing on the Closing Date; (b) Covenants - All covenants, agreements and obligations hereunder on the part of the Buyer to be performed or complied with at or prior to the Closing Date, including the Buyer's obligations to deliver the documents and instruments herein provided for, will have been performed and complied with as at the time of closing on the Closing Date in all material respects; and (c) Injunctions, etc. - No injunction or restraining order of a court or administrative tribunal of competent jurisdiction will be in effect at the time of closing on the Closing Date restraining or prohibiting the transactions contemplated hereby and no action or proceeding will be threatened or instituted and remain pending at the time of closing on the Closing Date before any such court or administrative tribunal to restrain or prohibit the transactions contemplated hereby.

Failure to Fulfil Conditions

12.4 The conditions set forth in Section 13.3 are for the exclusive benefit of the Seller. If any of the conditions contained in Section 13.3 are not performed or fulfilled at or prior to the times stipulated in Section 13.3, then the Seller may, by notice to the Buyer, terminate this Agreement and, subject to the exception set out below and the other applicable terms of this Agreement, in that event the Seller will be released from all obligations under this Agreement and, subject to the payment of the Purchase Price other than the initial $20,000 over to the Seller in accordance with Section 2.3, the Buyer will also be released from all obligations under this Agreement. Should the Seller terminate this Agreement in accordance with this Section 13.4 by reason of the Buyer's non-compliance with Section 13.3(a) or 13.3(b) then the Purchase Price, and any interest accrued thereon, will be paid over to the Seller in accordance with
Section 2.3.Should the Seller  terminate this Agreement in accordance with this
Section 13.4 by reason of Section 13.3(c) then the Purchase Price less the $20,000 initial payment, and any interest accrued thereon, will be repaid to the Buyer. Termination by the Seller pursuant to this Section 13.4 and payment of the Purchase Price to the Seller by reason of non-compliance with Section 13.3(a) or 13.3(b) will be the sole right of the Seller to recover damages for any misrepresentation, breach of warranty or non-fulfilment of any covenant or agreement on the part of the Buyer that arose prior to the termination. Alternatively, subject to the other applicable terms of this Agreement, the Seller may waive compliance with any such term, covenant or condition in whole or in part without prejudice to any of its rights of termination in the event of non-performance of any other condition, obligation or covenant in this Agreement.

                                                      PART 13

                                             MISCELLANEOUS PROVISIONS

Notice

13.1 All notices and other communications under this Agreement will be in writing and may be delivered personally, by courier, by facsimile or by pre-paid registered mail to the Parties at the addresses and facsimile numbers set forth below or at such other addresses or facsimile numbers as may be advised by the Parties from time to time:
         (a)      if to the Buyer:

                  Promax Communications Inc.
                  1200 - 1185 West Georgia Street
                  Vancouver, British Columbia
                  V6E 4E6

                  Fax No.: (604) 681-2501

                  with a copy to:

                  Lang Michener Lawrence & Shaw
                  1500 Royal Centre, 1055 West Georgia
                  Vancouver, British Columbia V6E 4N7

                  Fax No.: (604) 685-7084
                  Attention: Mr. B. Zinkhofer

         (b)      if to the Seller:

                  Pensbreigh Holdings Ltd.
                  Chancery House, High Street
                  Bridgetown, Barbados West Indies

                  Fax No.: (809) 431-0076
                  Attention:  Trevor Carmichael, Q.C.

                  with a copy to:

                  International Portfolio Management Inc.
                  1185 West Georgia Street, Suite 1200
                  Vancouver, British Columbia  V6E 4E6

                  Fax No.:  (604) 684-4601
                  Attention:  Altaf Nazerali

         (c)      if to the Promax Trustee:

                  Godinho, Sinclair
                  1020 - 510 Burrard Street
                  Vancouver, British Columbia  V6C 3A8

                  Fax No.: (604) 689-9940
                  Attention:  Rory S. Godinho



Any notice or communication delivered personally or by courier will be deemed to be received on the day of delivery. Any notice or communication delivered by facsimile transmission will be deemed to be received on the first business day following the day on which it is sent. Any notice or communication delivered by pre-paid registered mail will be deemed to have been received on the fifth business day following the day on which it was sent provided that if at the time of mailing or between the time of mailing and actual receipt of the notice or communication there should be a mail strike, slowdown or other labour dispute which might affect the delivery of such notice or communication by mail, then such notice or communication shall only be effective if actually delivered.

Proper Law
13.2 This Agreement will be governed by and construed in accordance with the laws of the Province of British Columbia, which for all purposes will be deemed to be the proper law of this Agreement.

Binding Effect

13.3 This Agreement will enure to the benefit of and be binding upon the Buyer and the Seller and their respective heirs, executors, personal representatives, successors and permitted assigns.
Time

13.4              Time is of the essence in this Agreement.

Entire Agreement
13.5 Subject to any confidentiality agreement that may be entered into by the Parties, the terms and provisions contained in this Agreement (including all of the recitals and Schedules to this Agreement), as may be amended from time to time, constitute the entire agreement between the Parties with respect to the purchase and sale of the Shares and supersede any previous oral or written communications.

Modification

13.6 This Agreement may not be modified or amended except by instrument in writing signed by both the Buyer and the Seller.

Assignment

13.7 This Agreement and the rights and obligations contained in this Agreement may not be assigned by either Party without the prior written consent of the other Party.
Further Assurances

13.8 Each of the Parties to this Agreement will execute such further and other documents and do such further and other acts as may be necessary to give effect to this Agreement.
Severability

13.9 If any covenant, obligation or term of this Agreement is held to be invalid or unenforceable, then the remainder of this Agreement will not be affected by the invalid or unenforceable portion and this Agreement will be construed as though it were executed without reference to the invalid or unenforceable portion of this Agreement.

Expenses
13.10 The Buyer and the Seller will each pay their own expenses including, without limitation, accountant's and lawyer's fees, incurred by them in connection with the negotiations, execution and delivery of this Agreement under the consummation of the transactions contemplated under this Agreement.

Counterparts

13.11 This Agreement may be executed in any number of counterparts, each of which when delivered will be deemed to be an original and all of which together will constitute one and the same document.

This ris page of a Share Purchase Agreement dated for reference May 1, 1997 between Pensbreigh Holdings Ltd. and Promax Communications Inc.


Attornment

a. Each party  irrevocably  attorns to the jurisdiction of the courts of British
Columbia and all courts having appellats jurisdiction thereover, and any proceeding commenced or maintained by a party in respect of this Agreement will be commenced or maintained only in such courts as is appropriate.

Arbitration

b. The Parties agree that they will strive to solve all disputes arising out of or in connection with this Agreement, or in respect of any defined legal relationship associated therewith or derived therefrom, in an amicable manner, failing which such disputes shall be referred to and finally resolved by binding arbitration in accordance with the International Commercial Arbitration Act (British Columbia). Any such arbitration will be held before a panel of three arbitrators. The Seller, acting collectively, shall be entitled to appoint one arbitrator to the panel. The Buyer shall also be entitled to appoint one arbitrator to the panel. The two arbitrators so appointed will then select the third arbitrator by consensus, who will act as the chair of the panel. A decision of the majority of the arbitrators shall be binding on the Parties. The place of arbitration shall be Vancouver, British Columbia.

IN WITNESS WHEREOF the Parties have executed this Agreement this _____ day of July, 1997, effective as of the date first noted above.

PENSBREIGH HOLDINGS LTD.


Per:
         Authorized Signatory


PROMAX COMMUNICATIONS INC.


Per:
         Authorized Signatory

                                                    SCHEDULE 1
                                               CONCESSION AGREEMENT

                                                    SCHEDULE 2
                                               FINANCIAL STATEMENTS

                                                    SCHEDULE 3
                                               INTELLECTUAL PROPERTY

- nil